TERM SHEET

February 21, 2003

Asset Backed Securities Corporation

Issuer

DLJ Mortgage Capital, Inc.

Seller

(Originator)

Fairbanks Capital Corp.

(Servicer)

$740,000,000 (+/- 10%)

(Approximate)

Asset Backed Securities Corporation

Home Equity Loan Trust, Series 2003-HE2

Classes A1, A2, A-IO, M1, M2, M3, M4 & M5

**Subject to Revision**

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

STRUCTURE SUMMARY

Asset Backed Securities Corp Home Equity Loan Trust 2003-HE2

			EXPECTED
	APPROX.	TRANCHE	RATINGS	EST. WAL	EXPECTED	EXPECTED
CLASS	PRINCIPAL ($)	TYPE	S/F/M (1)	(YRS) (2)	FIRST PAY	LAST PAY (3)
A1 (3)	399,200,000	Senior / FLT	AAA/AAA/Aaa	2.55	5/03	1/11
A2 (3)	215,000,000	Senior / FLT	AAA/AAA/Aaa	2.69	5/03	1/11
A-IO (4)	Notional	Senior / FXD / IO	AAA/AAA/Aaa	1.59	5/03	4/05
M1 (3)	44,400,000	Mezzanine / FLT	AA/AA/Aa2	5.23	7/06	1/11
M2 (3)	40,700,000	Mezzanine / FLT	A/A/A2	5.19	6/06	1/11
M3 (3)	14,800,000	Mezzanine / FLT	A-/A-/A3	5.18	6/06	1/11
M4 (3)	18,500,000	Mezzanine / FLT	BBB/BBB/Baa2	5.17	5/06	1/11
M5 (3)	7,400,000	Mezzanine / FLT	BBB-/BBB-/Baa3	5.12	5/06	1/11
Total	740,000,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call.

(3)

The margin on the Class A1 and Class A2 Certificates doubles and the margin on the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will increase 1.5x after the first distribution date on which the Clean-up Call is exercisable.

(4)

Interest payment window.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CUT-OFF DATE:	April 1, 2003.
EXPECTED PRICING:	On or about February [25], 2002.
MORTGAGE ORIGINATOR:	New Century Mortgage Corporation
SELLER:	DLJ Mortgage Capital, Inc.
EXPECTED SETTLEMENT:	April 4, 2003 (the actual date of closing, the “Closing Date”).
SERVICER:	Fairbanks Capital Corp.
TRUSTEE:	U.S. Bank National Association
LEAD UNDERWRITER:	Credit Suisse First Boston LLC
CO-MANAGERS:	TBD
RECORD DATE:

With respect to any Distribution Date, for the Class A-IO Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date). With respect to any Distribution Date, for the Class A1, A2, M1, M2, M3, M4 and M5 Certificates, will be the business day immediately preceding the Distribution Date.

DISTRIBUTION DATE:	The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on May 15, 2003.
INTEREST ACCRUAL:

Interest on the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date. Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class A-IO Certificates will accrue for the calendar month preceding the month in which such Distribution Date occurs. Interest will be paid on the basis of a 30-day month with a 360-day year.

Interest on the Class B-IO will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date. Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:	All of the Offered Certificates are ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	None of the Certificates are expected to be SMMEA eligible.
TAX STATUS:	Multiple REMICs for federal income tax purposes.
SERVICING FEE:	The servicing fee of 0.50% will be paid before current interest on all Certificates.
TRUSTEE FEE:	The trustee fee will be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
OPTIONAL REDEMPTION:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CERTIFICATE RATING:

It is a condition to the issuance of the Class A1 and Class A2 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s, that the Class A-IO Certificates receive a rating of “AAA” from S&P, “AAA” from Fitch and “Aaa” from Moody's, that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of at least “A” from S&P, “A” from Fitch and “A2” from Moody 's, that the Class M3 Certificates receive a rating of at least “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of at least “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M 5 Certificates receive a rating of at least "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's.

REGISTRATION:	The Offered Certificates will be available through DTC and Euroclear.
P&I ADVANCES:

Unless the Servicer determines that any proposed advance is not recoverable from the related mortgage loan, the Servicer will be required to advance principal and interest on the related mortgage loans.

COMPLIANCE:

No mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans). No mortgage loan will be subject to the Georgia Fair Lending Act. CSFB conducts this review during due diligence and the originator will make a representation to this fact.

PRICING SPEED:	ARM: 26% CPR
Fixed Rate: 115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)
CERTIFICATES:	Group I Certificates: Class A1 Certificates
Group II Certificates: Class A2 Certificates
Class A Certificates: Class A1, Class A2 and Class A-IO Certificates
Class M Certificates: Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates.
INTEREST DISTRIBUTIONS:	Interest Collections (net of the Servicing and Cap Fee ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2 and Class A-IO Certificates current interest plus unpaid interest shortfalls.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

Pari-Passu to the Class M5 Certificates current interest and the unrated Class B-IO Certificates current interest.

PRINCIPAL DISTRIBUTIONS:	Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Group 1 Payment Amount to the Class A1 Certificates and pay the Group 2 Payment Amount to the Class A2 Certificates.

2.

Pay the Class M1, M2, M3, M4 and M5 Certificates sequentially to zero.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Group 1 Payment Amount to the Class A1 Certificates and pay the Group 2 Payment Amount to the Class A2 Certificates.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

GROUP 1 PAYMENT AMOUNT:	The principal remittance amount for the Group 1 collateral.
GROUP 2 PAYMENT AMOUNT:	The principal remittance amount for the Group 2 collateral.
OVERCOLLATERALIZATION PROVISIONS:	With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates to build the Overcollateralization Amount to the target level.

2.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates and the Class B-IO Certificates.

3.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2 and Class A-IO Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, and then to the Class M5 Certificates and the Class B-IO Certificates.

4.

Carry Forward Amount sequentially to the Class A1 Certificates, Class A2 Certificates, Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates and Class M5 Certificates, subject to weighted average pass through rates on the Certificates.

5.

To pay the ABSC NIM Trust 2003-HE2 NIM Class A Notes to zero.

6.

50% to pay the Class M5 Certificates to zero.

AVAILABLE FUNDS CAP:	The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding balance):
a) the applicable portion of the Servicing and Cap Fee;

b)

for the first 24 Distribution Dates only, the product of (i) the Class A-IO Coupon and (ii) the lesser of (x) the Class A-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

c)

for the first 24 Distribution Dates only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) [$21] million and (y) the aggregate outstanding principal balance of the mortgage loans.

AVAILABLE FUNDS CAP CARRY FORWARD:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”). Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

OVERCOLLATERALIZATION:

An initial overcollateralization of 0% building to [1.95%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [3.90%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor. If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.
STEP DOWN DATE:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero (ii) the later to occur of (x) the Distribution Date in May 2006 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [37.90%].

CREDIT ENHANCEMENT:	Enhancement Percentages
		AAA/Aaa	AA/Aa2	A/A2	A-/A3	BBB/Baa2	BBB-/Baa3
Initially (After OC Buildup)
	Subordination	[17.00%]	[11.00%]	[5.50%]	[3.50%]	[1.00%]
	Overcollateralization	[1.95%]	[1.95%]	[1.95%]	[1.95%]	[1.95%]	[1.95%]
	Total Enhancement	[18.95%]	[12.95%]	[7.45%]	[5.45%]	[2.95%]	[1.95%]

After Anticipated Stepdown
	Subordination	[34.00%]	[22.00%]	[11.00%]	[7.00%]	[2.00%]
	Overcollateralization	[3.90%]	[3.90%]	[3.90%]	[3.90%]	[3.90%]	[3.90%]
	Total Enhancement	[37.90%]	[25.90%]	[14.90%]	[10.90%]	[5.90%]	[3.90%]

CREDIT ENHANCEMENT WITH CLASS M5 TURBO:

If Net Monthly Excess Cashflow is used to turbo the Class M5 Certificates, thereby paying that class down quicker than expected, the Credit Enhancement of the Certificates would remain constant, however the composition of the Credit Enhancement would change. The table below reflects the composition of the Credit Enhancement if the Class M5 Certificates turbo were to occur.

Enhancement Percentages
		AAA/Aaa	AA/Aa2	A/A2	A-/A3	BBB/Baa2	BBB-/Baa3
Initially (After OC Buildup)
	Subordination	[16.00%]	[10.00%]	[4.50%]	[2.50%]
	Overcollateralization	[2.95%]	[2.95%]	[2.95%]	[2.95%]	[2.95%]
	Total Enhancement	[18.95%]	[12.95%]	[7.45%]	[5.45%]	[2.95%]

After Anticipated Stepdown
	Subordination [34.00%]	[32.00%]	[20.00%]	[9.00%]	[5.00%]
	Overcollateralization	[5.90%]	[5.90%]	[5.90%]	[5.90%]	[5.90%]
	Total Enhancement	[37.90%]	[25.90%]	[14.90%]	[10.90%]	[5.90%]

COUPON STEP-UPS:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1 and Class A2 Certificates will double and the margin on the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will go up 1.5 times.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CAP CONTRACT:

The Trust will include a one-month LIBOR Cap contract. The notional amount of the Cap will initially equal approximately [$61.4] million and will thereafter amortize down. The one-month LIBOR strike on the Cap will be 100bp over the one-month LIBOR forward curve as of pricing. The Cap contract will be outstanding for 24 Distribution Dates.

FLOOR CONTRACT:

The Trust will include a one-month LIBOR Floor contract. The notional amount of the Floor will initially equal approximately [$740] million and will thereafter amortize down. The one-month LIBOR strike on the Floor will be the one-month LIBOR rate as of pricing. The Floor contract will only receive a payment if one-month LIBOR goes below the Floor strike rate. The Floor contract will be outstanding for 24 Distribution Dates.

CLASS A-IO:	The Class A-IO Coupon will be 4.00% for the first 24 Distribution Dates, and then 0% thereafter, (subject to the Available Funds Cap).

The notional amount of the Class A-IO Certificates will be equal to the lesser of (i) the Class A-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans. The Class A-IO Notional Balance will initially equal approximately $60.0 million and will thereafter amortize down.

		Class A-IO		Class A-IO		Class A-IO
		Notional		Notional		Notional
	Month	Balance	Month	Balance	Month	Balance
	1	60,000,000	9	50,424,000	17	41,376,000
	2	58,792,000	10	49,232,000	18	40,360,000
	3	57,592,000	11	48,048,000	19	39,368,000
	4	56,392,000	12	46,872,000	20	38,400,000
	5	55,192,000	13	45,712,000	21	37,448,000
	6	54,000,000	14	44,592,000	22	36,528,000
	7	52,800,000	15	43,496,000	23	35,632,000
	8	51,608,000	16	42,424,000	24	34,752,000

UNRATED CLASS B-IO:	The Class B-IO Coupon for the first 24 Distribution Dates will be 7.00% (subject to a cap), and then 0% thereafter.
	The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) $[21] million and (ii) the aggregate outstanding principal balance of the mortgage loans.
TRIGGER EVENT:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans are greater than:

	Distribution Date		Percentage
	May 2006 – Apr. 2007		[2.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
	May 2007 – Apr. 2008		[4.25]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
	May 2008 – Apr. 2009		[5.75]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
	May 2009 and thereafter		[6.50]%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES (To Call)

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	18.26	4.67	3.26	2.55	1.74	1.38	1.14
Modified Duration (yr)	15.29	4.37	3.12	2.47	1.71	1.37	1.14
Principal Window	5/03-8/31	5/03-8/17	5/03-3/13	5/03-1/11	5/03 -11/08	5/03-1/08	5/03-3/06

Class A2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.70	5.08	3.46	2.69	1.88	1.50	1.22
Modified Duration (yr)	14.90	4.73	3.31	2.60	1.84	1.48	1.21
Principal Window	5/03-8/31	5/03-8/17	5/03-3/13	5/03-1/11	5/03-11/08	5/03-1/08	5/03-4/06

Class MI to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.89	9.50	6.53	5.23	4.50	4.60	4.00
Modified Duration (yr)	19.51	8.45	6.03	4.92	4.29	4.38	3.84
Principal Window	1/25-8/31	10/07-8/17	5/06-3/13	7/06-1/11	1/07-11/08	5/07-1/08	4/06-5/07

Class M2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.89	9.50	6.53	5.19	4.22	4.04	4.02
Modified Duration (yr)	17.40	8.02	5.81	4.73	3.93	3.78	3.76
Principal Window	1/25-8/31	10/07-8/17	5/06-3/13	6/06-1/11	8/06-11/08	10/06-1/08	1206 - 5/07

Class M3 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.89	9.50	6.53	5.18	4.11	3.83	3.71
Modified Duration (yr)	16.52	7.82	5.70	4.65	3.79	3.55	3.46
Principal Window	1/25-8/31	10/07-8/17	5/06-3/13	6/06-1/11	7/06-11/08	8/06-1/08	9/06-5/07

Class M4 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175 % PPC	200% PPC
Average Life (yr)	25.89	9.50	6.53	5.17	4.06	3.74	3.56
Modified Duration (yr)	14.14	7.26	5.40	4.44	3.61	3.36	3.22
Principal Window	1/25-8/31	10/07-8/17	5/06-3/13	5/06-1/11	6/06-11/08	6/06-1/08	7/06-5/07

Class M5 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.87	9.42	6.48	5.12	4.00	3.65	3.44
Modified Duration (yr)	13.76	7.13	5.31	4.37	3.54	3.27	3.11
Principal Window	1/25-8/31	10/07-8/17	5/06-3/13	5/06-1/11	5/06-11/08	6/06-1/08	6/06-5/07

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES (To Maturity)

Class A1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	18.33	4.94	3.48	2.73	1.87	1.48	1.14
Modified Duration (yr)	15.33	4.58	3.30	2.62	1.83	1.46	1.14
Principal Window	5/03-3/33	5/03-3/28	5/03-11/22	5/03-12118	5/03-7/14	5/03-8/12	5/03-3/06

Class A2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200 % PPC
Average Life (yr)	17.74	5.56	3.84	2.98	2.12	1.70	1.22
Modified Duration (yr)	14.92	5.10	3.62	2.84	2.05	1.66	1.21
Principal Window	5/03-1/33	5/03-9/29	5/03-8/24	5/03-6/20	5/03-1/16	5/03-2/14	5/03-4/06

Class MI to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.05	10.36	7.22	5.78	4.91	5.03	5.86
Modified Duration (yr)	19.59	9.04	6.56	5.36	4.64	4.76	5.47
Principal Window	1/25-1/33	10/07-2127	5/06-4/21	7/06-7/17	1/07-9/13	5/07-2/12	4/06-7/12

Class M2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.04	10.29	7.15	5.68	4.58	4.35	4.38
Modified Duration (yr)	17.47	8.49	6.23	5.10	4.22	4.04	4.07
Principal Window	1/25-12132	10/07 - 10/25	5/06-11/19	6/06-4/16	8/06-11/12	10/06-5/11	12/06-3/10

Class M3 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.02	10.16	7.04	5.58	4.41	4.07	3.92
Modified Duration (yr)	16.57	8.20	6.04	4.94	4.02	3.76	3.64
Principal Window	1/25-9/32	10/07-5/23	5/06-9/17	6/06-7/14	7/06-7/11	8/06-4/10	9/06-4/09

Class M4 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.98	9.93	6.86	5.42	4.25	3.90	3.69
Modified Duration (yr)	14.16	7.47	5.59	4.60	3.75	3.48	3.33
Principal Window	1/25-7/32	10/07 - 11/21	5/06-6/16	6/06-7/13	6/06-10/10	6/06-8/09	7/06-9/08

Class M5 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.88	9.46	6.51	5.14	4.02	3.67	3.45
Modified Duration (yr)	13.77	7.15	5.33	4.39	3.56	3.29	3.12
Principal Window	1/25-11/31	10/07-8/18	5/06-12/13	5/06-7/11	5/06-4/09	6/06-5/08	6/06-9/07

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES

Class A-70 to Call

Prepayment Seed	35% CPR	55% CPR	60% CPR	65% CPR	69% CPR	70% CPR	72% CPR
Yield	3.75	3.75	3.75	3.75	3.75	0.49	(3.12)
Average Life (yr)	1.59	1.59	1.59	1.59	1.59	1.54	1.49
Modified Duration (yr)	0.9	0.9	0.9	0.9	0.9	0.9	0.9
Payment Window	5/03 - 4/05	5/03 - 4/05	5/03 - 4/05	5/03 - 4/05	5/03 - 4/05	5/03 - 3/05	5/03-2/05

Class A-70 to Maturity

Prepayment Seed	35% CPR	55% CPR	75% CPR	79% CPR	80% CPR	83% CPR	85% CPR
Yield	3.75	3.75	3.75	3.75	3.61	1.75	(0.81)
Average Life (yr)	1.59	1.59	1.59	1.59	1.59	1.56	1.52
Modified Duration (yr)	0.9	0.9	0.9	0.9	0.9	0.9	0.9
Payment Window	5/03-4/05	5/03-4/05	5/03-4/05	5/03-4/05	5/03-4/05	5/03-4/05	5/03-4/05

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Available Funds Cap (“AFC”)

Period	Date	AFC(I)	Period	Date	AFC(I)
1	5/15/2003	7.20%	43	11/15/2006	11.81%
2	6/15/2003	7.31%	44	12/15/2006	11.80%
3	7/15/2003	7.38%	45	1/15/2007	11.80%
4	8/15/2003	7.42%	46	2/15/2007	11.80%
5	9/15/2003	7.45%	47	3/15/2007	11.79%
6	10/15/2003	7.47%	48	4/15/2007	11.79%
7	11/15/2003	7.50%	49	5/15/2007	12.52%
8	12/15/2003	7.51%	50	6/15/2007	12.51%
9	1/15/2004	7.50%	51	7/15/2007	12.51%
10	2/15/2004	7.50%	52	8/15/2007	12.51%
11	3/15/2004	7.49%	53	9/15/2007	12.50%
12	4/15/2004	7.48%	54	10/15/2007	12.50%
13	5/15/2004	7.47%	55	11/15/2007	12.53%
14	6/15/2004	7.47%	56	12/15/2007	12.53%
15	7/15/2004	7.45%	57	1/15/2008	12.52%
16	8/15/2004	7.44%	58	2/15/2008	12.52%
17	9/15/2004	7.44%	59	3/15/2008	12.52%
18	10/15/2004	7.42%	60	4/15/2008	12.51%
19	11/15/2004	7.41%	61	5/15/2008	12.53%
20	12/15/2004	7.40%	62	6/15/2008	12.53%
21	1/15/2005	7.39%	63	7/15/2008	12.52%
22	2/15/2005	7.38%	64	8/15/2008	12.52%
23	3/15/2005	7.37%	65	9/15/2008	12.52%
24	4/15/2005	7.36%	66	10/15/2008	12.51%
25	5/15/2005	8.60%	67	11/15/2008	12.51%
26	6/15/2005	8.61%	68	12/15/2008	12.51%
27	7/15/2005	8.61%	69	1/15/2009	12.50%
28	8/15/2005	8.62%	70	2/15/2009	12.50%
29	9/15/2005	8.63%	71	3/15/2009	12.50%
30	10/15/2005	8.64%	72	4/15/2009	12.49%
31	11/15/2005	9.69%	73	5/15/2009	12.49%
32	12/15/2005	9.70%	74	6/15/2009	12.49%
33	1/15/2006	9.71%	75	7/15/2009	12.48%
34	2/15/2006	9.72%	76	8/15/2009	12.48%
35	3/15/2006	9.73%	77	9/15/2009	12.48%
36	4/15/2006	9.74%	78	10/15/2009	12.47%
37	5/15/2006	10.84%	79	11/15/2009	12.47%
38	6/15/2006	10.75%	80	12/15/2009	12.47%
39	7/15/2006	10.74%	81	1/15/2010	12.46%
40	8/15/2006	10.74%	82	2/15/2010	12.46%
41	9/15/2006	10.74%	83	3/15/2010	12.46%
42	10/15/2006	10.74%	84	4/15/2010	12.45%

(1)

Assumes 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Prepayment Speed and includes all cash proceeds from the Cap.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MORTGAGE LOANS

The Mortgage Loans consist of first lien Six Month LIBOR, 2/28, 3/27 and Interest Only adjustable rate loans and first lien and second lien Fixed Rate closed-end home equity loans. The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively. The Six Month LIBOR loans adjust every six months, while the Interest Only loans adjust monthly based on One Month LIBOR for ten years, then amortize. The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Home Equity Loans presented below is based on actual balances of pools originated through February 2003. The final pool will be approximately $740,000,000 (+/-10%). The following characteristics are substantially representative of the final pool.

CHARACTERISTICS	TOTAL COLLATERAL	TOTAL ARM SUMMARY	TOTAL FIXED SUMMARY	GROUP I SUMMARY	GROUP II SUMMARY
Balance	$759,031,452	$563,868,971	$195,162,480	$493,612,549	$265,418,902
Number of Loans	4,711	3,117	1,594	3,277	1,434
Average Remaining Balance	161,119	180,901	122,436	150,629	185,090
Interest Only Loans	1.37	1.85	0.00	0.62	2.78
WAC	7.678	7.560	8.020	7.665	7.702
W.A.Margin	6.469	6.469	0.00	6.506	6.383
W.A. LTV	78.44	80.04	73.79	78.99	77.40
W.A. CLTV	81.20	81.68	79.99	82.56	80.72
WAM	353	359	337	356	348
FICO	600	597	608	598	603
Owner Occupied	94.1	94.6	92.6	93.7	94.8
Lien Status
First Lien	99.06	100.00	96.35	100.00	97.32
Second Lien	0.94	0.00	3.65	0.00	2.68
Geographic Distribution	CA (41.0%), FL (6.2%), IL (5.4%), NY (5.0%)	Ca (42.5%) IL (6.5%), FL (5.6%)	Ca (36.8%), TX (10.1%), FL (7.9%), NY (7.5%)	CA (40.4%), FL (6.7%), IL (6.1%)	CA (42.1%), TX (9.9%), NY (6.1%), FL (5.2%)

(No other State concentration > 5%)

CONFORMING:	79%	78%	83%	100.00%	60%
NON-CONFORMING:	21%	22%	17%	0.00%	40%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Three sets of tables follow.

The first set of tables is the Total Pool.

The Class A-IO , Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates are backed by the Total Pool.

The second set of tables is the Group I Pool which backs the Class A1 Certificates.

The third set of tables is the Group II Pool which backs the Class A2 Certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limit ed in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC 2003 HE-2 TERM SHEET TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
<= 25,000.00	56	$1,117,027.00	0.15%
25,000.01 - 50,000.00	349	14,305,890.00	1.88
50,000.01 - 75,000.00	637	40,145,629.00	5.29
75,000.01 - 100,000.00	588	51,895,462.00	6.84
100,000.01 - 125,000.00	501	56,268,371.00	7.41
125,000.01 - 150,000.00	480	66,189,595.00	8.72
150,000.01 - 175,000.00	389	63,253,515.00	8.33
175,000.01 - 200,000.00	404	75,758,191.00	9.98
200,000.01 - 225,000.00	279	59,517,364.00	7.84
225,000.01 - 250,000.00	234	55,819,885.00	7.35
250,000.01 - 275,000.00	158	41,339,640.00	5.45
275,000.01 - 300,000.00	136	39,413,724.00	5.19
300,000.01 - 400,000.00	327	112,557,727.90	14.83
400,000.01 - 500,000.00	148	67,013,489.00	8.83
500,000.01 - 600,000.00	19	10,430,150.00	1.37
600,000.01 - 700,000.00	4	2,580,000.00	0.34
700,000.01 - 900,000.00	2	1,500,000.00	0.20
Total:	4,711	$759,105,659.90	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
25,000.00 <=	56	$1,116,842.90	0.15%
25,000.01 -50,000.00	350	14,353,648.53	1.89
50,000.01 -75,000.00	636	40,089,163.07	5.28
75,000.01 -100,000.00	588	51,890,127.46	6.84
100,000.01- 125,000.00	502	56,388,161.84	7.43
125,000.01- 150,000.00	479	66,056,803.23	8.70
150,000.01- 175,000.00	389	63,248,022.78	8.33
175,000.01- 200,000.00	404	75,752,186.51	9.98
200,000.01-225,000.00	279	59,511,672.60	7.84
225,000.01- 250,000.00	234	55,814,815.79	7.35
250,000.01- 275,000.00	158	41,334,050.72	5.45
275,000.01-300,000.00	136	39,411,899.04	5.19
300,000.01- 400,000.00	327	112,548,727.52	14.83
400,000.01- 500,000.00	148	67,006,604.69	8.83
500,000.01- 600,000.00	19	10,428,724.82	1.37
600,000.01- 700,000.00	4	2,580,000.00	0.34
700,000.01- 900,000.00	2	1,500,000.00	0.20
Total:	4,711	$759,031,451.50	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 500	21	$2,398,496.23	0.32%
501 -525	636	87,954,480.15	11.59
526-550	690	99,714,174.24	13.14
551 -575	632	97,860,572.57	12.89
576-600	603	103,461,888.56	13.63
601 -625	727	114,394,393.65	15.07
626-650	591	101,237,026.50	13.34
651 -675	396	69,916,276.62	9.21
676-700	210	40,750,361.98	5.37
701 -725	108	22,300,999.11	2.94
726-750	47	9,952,719.87	1.31
751 -775	33	6,696,631.64	0.88
776-800	14	1,966,481.79	0.26
801 -825	3	426,948.59	0.06
Total:	4,711	$759,031,451.50	100.00%
Weighted Average: 600

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	10	$455,052.99	0.60%
121 -180	178	14,299,766.57	1.88
181 -240	237	13,519,116.56	1.78
241 -300	43	11,598,349.36	1.53
301 -360	4,243	719,159,166.02	94.75
Total:	4,711	$759,031,451.50	100.00%
Weighted Average: 353

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
<= 180	188	$14,754,819.56	1.94%
181 -348	280	25,117,465.92	3.31
349-360	4,243	719,159,166.02	94.75
Total:	4,711	$759,031,451.50	100.00%
Weighted Average: 353

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
Single Family Residence	3,639	$572,558,408.70	75.43%
Condo	261	38,471,415.06	5.07
2-4 Family	291	60,570,077.19	7.98
PUD	105	16,918,790.36	2.23
Deminimus PUD	312	61,614,611.81	8.12
Manufactured Housing	103	8,898,148.38	1.17
Total:	4,711	$759,031,451.50	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
Primary	4,373	$713,921,158.67	94.06%
Second Home	15	1,646,069.97	0.22
Investment	323	43,464,222.86	5.73
Total:	4,711	$759,031,451.50	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
Purchase	832	$130,768,599.72	17.23%
Refinance - Rate Term	812	128,990,235.29	16.99
Refinance - Cashout	3,067	499,272,616.49	65.78
Total:	4,711	$759,031,451.50	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
<= 50.000	354	$26,930,932.57	3.55%
50.001 -60.000	208	29,167,661.41	3.84
60.001 -70.000	553	89,413,313.98	11.78
70.001 -75.000	539	90,313,016.50	11.90
75.001 -80.000	1,294	201,045,992.40	26.49
80.001 -85.000	885	149,112,502.71	19.65
85.001 -90.000	709	139,079,727.78	18.32
90.001 -95.000	169	33,968,304.15	4.48
Total:	4,711	$759,031,451.50	100.00%

Weighted Average by Original Balance: 78.44

Weighted Average CLTV: 81.20

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
California	1,437	$311,371,428.77	41.02%
Florida	386	46,939,376.21	6.18
Illinois	239	40,623,444.32	5.35
New York	174	38,266,717.42	5.04
Texas	370	31,509,199.12	4.15
Massachusetts	145	30,343,728.45	4.00
Michigan	237	29,560,736.26	3.89
New Jersey	125	24,725,223.49	3.26
Colorado	139	22,881,537.07	3.01
Other	1,459	182,810,060.39	24.08
Total:	4,711	$759,031,451.50	100.00%
Number of States Represented: 49

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
Full Doc-Asset and Income	3,106	$453,415,533.26	59.74%
Stated Documentation	1,356	257,705,846.01	33.95
Limited	249	47,910,072.23	6.31
Total:	4,711	$759,031,451.50	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
<= 5.000	26	$8,560,010.00	1.13%
5.001 -5.500	12	3,494,345.00	0.46
5.501 -6.000	42	9,998,004.95	1.32
6.001 -6.500	335	68,942,260.23	9.08
6.501 -7.000	736	149,148,716.23	19.65
7.001 -7.500	854	161,139,636.12	21.23
7.501 -8.000	896	150,345,053.16	19.81
8.001 -8.500	582	84,654,280.44	11.15
8.501 -9.000	447	55,852,107.15	7.36
9.001 -9.500	257	26,786,825.21	3.53
9.501 - 10.000	182	17,291,260.68	2.28
10.001 - 10.500	80	7,400,834.99	0.98
10.501 - 11.000	200	11,707,956.40	1.54
11.001 -11.500	42	2,049,280.94	0.27
11.501 - 12.000	17	1,415,730.00	0.19
12.001 - 12.500	2	185,150.00	0.02
12.501 - 13.000	1	60,000.00	0.01
Total:	4,711	$759,031,451.50	100.00%

Weighted Average: 7.678

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
Not Applicable	1,594	$195,162,480.04	25.71%
11.501 - 12.000	31	10,435,990.00	1.37
12.001 -12.500	7	1,618,365.00	0.21
12.501 - 13.000	42	10,268,004.95	1.35
13.001 - 13.500	258	50,920,577.96	6.71
13.501 - 14.000	544	110,392,049.06	14.54
14.001 -14.500	644	125,348,852.74	16.51
14.501 - 15.000	702	124,148,917.99	16.36
15.001 -15.500	425	65,791,095.09	8.67
15.501 - 16.000	263	38,390,431.31	5.06
16.001 - 16.500	75	10,678,038.37	1.41
16.501 - 17.000	53	6,681,093.99	0.88
17.001 -17.500	26	3,560,750.00	0.47
17.501 - 18.000	31	3,831,825.00	0.50
18.001 -18.500	9	871,680.00	0.11
18.501 - 19.000	6	784,650.00	0.10
19.001 - 19.500	1	146,650.00	0.02
Total:	4,711	$759,031,451.50	100.00%

Weighted Average: 14.555

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
Not Applicable	1,596	$195,535,280.04	25.76%
2.501 -3.000	2	577,950.00	0.08
3.001 -3.500	26	8,549,860.00	1.13
3.501 -4.000	5	1,717,480.00	0.23
4.001 -4.500	5	1,333,000.00	0.18
4.501 -5.000	7	1,943,700.00	0.26
5.001 -5.500	12	2,433,615.68	0.32
5.501 -6.000	62	10,445,027.11	1.38
6.001 -6.500	1,894	348,245,625.34	45.88
6.501 -7.000	646	112,843,237.09	14.87
7.001 -7.500	452	74,868,926.24	9.86
7.501 -8.000	4	537,750.00	0.07
Total:	4,711	$759,031,451.50	100.00%

Weighted Average: 6.469

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
Not Applicable	1,594	$195,162,480.04	25.71%
3/1/03	31	10,435,990.00	1.37
10/1/04	1	599,340.70	0.08
12/1/04	12	2,607,507.83	0.34
1/1/05	725	141,983,192.38	18.71
2/1/05	2,238	390,567,690.60	51.46
3/1/05	1	115,920.00	0.02
1/1/06	22	4,306,828.05	0.57
2/1/06	87	13,252,501.90	1.75
Total:	4,711	$759,031,451.50	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
<=0	1,012	$144,327,306.39	19.01%
1 - 6	2	114,200.00	0.02
7-12	282	60,021,217.68	7.91
13-24	2,467	421,844,416.69	55.58
31 -36	948	132,724,310.74	17.49
Total:	4,711	$759,031,451.50	100.00%

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
Fixed - 10 Year	10	$455,052.99	0.60%
Fixed - 15 Year	178	14,299,766.57	1.88
Fixed - 20 Year	237	13,519,116.56	1.78
Fixed - 25 Year	12	1,162,359.36	0.15
Fixed - 30 Year	1,157	165,726,184.56	21.83
1MO b	31	10,435,990.00	1.37
ARM228	2,977	535,873,651.51	70.60
ARM327	109	17,559,329.95	2.31
Total:	4,711	$759,031,451.50	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
A-	880	$140,417,656.30	18.50%
A-MO	32	4,601,483.53	0.61
A+	2,637	446,672,112.64	58.85
A+MO	359	49, 687,496.88	6.55
B	539	77,874,369.15	10.26
C	106	14,804,225.55	1.95
C-	37	5,463,202.89	0.72
C-HS	24	3,019,175.00	0.40
FICO	97	16,491,729.56	2.17
Total:	4,711	$759,031,451.50	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Original Principal Balance
1st Lien	4,529	$751,915,098.48	99.06%
2nd Lien	182	7,116,353.02	0.94
Total:	4,711	$759,031,451.50	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC SERIES 2003-HE2 GROUP 1

PRINCIPAL BALANCE AT ORIGINATION

Prinicipal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,000.01 - 50,000.00	157	$6,714,002.00	1.36%
50,000.01 - 75,000.00	395	25,120,398.00	5.09
75,000.01 - 100,000.00	423	37,539,428.00	7.60
100,000.01 - 125,000.00	411	46,218,071.00	9.36
125,000.01 - 150,000.00	401	55,319,849.00	11.21
150,000.01 - 175,000.00	331	53,754,118.00	10.89
175,000.01 - 200,000.00	354	66,387,591.00	13.45
200,000.01 - 225,000.00	246	52,476,104.00	10.63
225,000.01 - 250,000.00	209	49,905,535.00	10.11
250,000.01 - 275,000.00	134	35,058,140.00	7.10
275,000.01 - 300,000.00	117	33,932,224.00	6.87
300,000.01 - 400,000.00	97	30,410,742.00	6.16
400,000.01 - 500,000.00	2	823,750.00	0.17
Total:	3,277	$493,659,952.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
25,000.01 - 50,000.00	157	$6,713,215.12	1.36%
50,000.01 - 75,000.00	395	25,115,323.46	5.09
75,000.01 - 100,000.00	423	37,535,553.88	7.60
100,000.01 - 125,000.00	412	46,339,424.40	9.39
125,000.01 - 150,000.00	400	55,187,276.21	11.18
150,000.01 - 175,000.00	331	53,749,675.49	10.89
175,000.01 - 200,000.00	354	66,382,403.42	13.45
200,000.01 -225,000.00	246	52,471,573.29	10.63
225,000.01 - 250,000.00	209	49,900,809.82	10.11
250,000.01 - 275,000.00	134	35,053,983.05	7.10
275,000.01 - 300,000.00	117	33,930,895.04	6.87
300,000.01 - 400,000.00	97	30,408,666.30	6.16
400,000.01 - 500,000.00	2	823,750.00	0.17
Total:	3,277	$493,612,549.48	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 500	12	$1,360,687.87	0.28%
501 -525	424	57,271,201.49	11.60
526-550	480	67,805,673.07	13.74
551 -575	440	64,142,558.02	12.99
576-600	438	64,914,176.91	13.15
601 -625	534	81,032,997.87	16.42
626-650	407	65,123,353.11	13.19
651 -675	268	45,335,535.58	9.18
676-700	139	23,421,608.34	4.74
701 -725	76	13,134,828.76	2.66
726-750	26	4,847,918.98	0.98
751 -775	19	3,260,060.89	0.66
776-800	11	1,535,000.00	0.31
801 -825	3	426,948.59	0.09
Total:	3,277	$493,612,549.48	100.00%
Weighted Average: 598

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 120	5	$223,180.53	0.50%
121 -180	68	6,168,814.30	1.25
181 -240	28	3,496,948.51	0.71
241 -300	15	3,293,441.00	0.67
301 -360	3,161	480,430,165.14	97.33
Total:	3,277	$493,612,549.48	100.00%
Weighted Average: 356

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 180	73	$6,391,994.83	1.29%
181 -348	43	6,790,389.51	1.38
349-360	3,161	480,430,165.14	97.35
Total:	3,277	$493,612,549.48	100.00%
Weighted Average: 356

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Single Family Residence	2,553	$377,856,186.34	76.55%
Condo	203	30,232,367.16	6.12
2-4 Family	205	37,284,052.09	7.55
PUD	72	10,947,751.01	2.22
Deminimus PUD	173	30,845,048.35	6.25
Manufactured Housing	71	6,447,144.53	1.31
Total:	3,277	$493,612,549.48	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Primary	3,021	$462,296,786.30	93.66%
Second Home	13	1,408,233.97	0.29
Investment	243	29,907,529.21	6.06
Total:	3,277	$493,612,549.48	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Purchase	568	$86,086,408.21	17.44%
Refinance - Rate Term	607	87,051,568.91	17.64
Refinance - Cashout	2,102	320,474,572.36	64.92
Total:	3,277	$493,612,549.48	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<=50.000	134	$14,103,684.34	2.86%
50.001 -60.000	144	18,383,783.53	3.72
60.001 -70.000	392	57,480,441.31	11.64
70.001 -75.000	377	58,427,195.02	11.84
75.001 -80.000	882	130,650,167.86	26.47
80.001 -85.000	694	103,715,852.91	21.01
85.001 -90.000	538	90,576,415.81	18.35
90.001 -95.000	116	20,275,008.70	4.11
Total:	3,277	$493,612,549.48	100.00%

Weighted Average by Original Balance: 78.99

Weighted Average CLTV: 82.56

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution By Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
California	1,058	$199,613,307.19	40.44%
Florida	283	33,113,932.99	6.71
Illinois	191	30,055,439.80	6.09
New York	115	22,013,193.82	4.46
Michigan	188	21,842,246.97	4.42
Massachusetts	105	20,395,479.93	4.13
New Jersey	92	15,587,741.63	3.16
Colorado	99	15,492,847.80	3.14
Washington	70	9,672,891.48	1.96
Other	1,076	125,825,467.87	25.49
Total:	3,277	$493,612,549.48	100.00%
Number of States Represented: 49

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Full Doc -Asset and Income	2,139	$303,717,230.95	61.53%
Stated Documentation	976	163,578,850.91	33.14
Limited	162	26,316,467.62	5.33
Total:	3,277	$493,612,549.48	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 5.000	12	$2,550,460.00	0.52%
5.001 -5.500	8	1,720,346.00	0.35
5.501 -6.000	31	5,749,325.00	1.16
6.001 -6.500	250	43,604,657.72	8.83
6.501 -7.000	575	101,107,815.38	20.48
7.001 -7.500	638	105,170,417.47	21.31
7.501 -8.000	673	102,511,945.32	20.77
8.001 -8.500	423	57,176,245.18	11.58
8.501 -9.000	307	37,370,803.08	7.57
9.001 -9.500	146	15,653,441.86	3.17
9.501 - 10.000	103	10,160,265.23	2.06
10.001 - 10.500	46	4,431,058.86	0.90
10.501 -11.000	44	4,639,034.14	0.94
11.001 -11.500	13	1,048,934.24	0.21
11.501 - 12.000	7	679,300.00	0.14
12.001 -12.500	1	38,500.00	0.01
Total:	3,277	$493,612,549.48	100.00%

Weighted Average: 7.665

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Not Applicable	764	$98,908,961.14	20.04%
11.501 - 12.000	14	3,068,441.00	0.62
12.001 -12.500	6	1,202,365.00	0.24
12.501 - 13.000	31	5,749,325.00	1.16
13.001 - 13.500	205	35,157,755.89	7.12
13.501 - 14.000	442	77,916,518.03	15.78
14.001 -14.500	517	86,395,061.53	17.50
14.501 - 15.000	572	88,978,156.56	18.03
15.001 -15.500	351	48,152,464.57	9.76
15.501 - 16.000	218	28,646,614.01	5.80
16.001 - 16.500	62	8,289,609.59	1.68
16.501 - 17.000	43	4,893,447.16	0.99
17.001 - 17.500	18	2,120,400.00	0.43
17.501 - 18.000	25	3,127,450.00	0.63
18.001 - 18.500	6	633,130.00	0.13
18.501 - 19.000	3	372,850.00	0.08
Total:	3,277	$493,612,549.48	100.00%

Weighted Average: 14.604

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Not Applicable	766	$99,281,761.14	20.11%
2.501 -3.000	1	150,450.00	0.03
3.001 -3.500	13	2,967,810.00	0.60
3.501 -4.000	2	359,481.00	0.07
4.001 -4.500	3	540,000.00	0.11
4.501 -5.000	4	840,700.00	0.17
5.001 -5.500	10	1,673,115.68	0.34
5.501 -6.000	50	7,310,351.11	1.48
6.001 -6.500	1,537	246,125,985.98	49.86
6.501 -7.000	517	79,669,694.74	16.14
7.001 -7.500	370	54,155,449.83	10.97
7.501 -8.000	4	537,750.00	0.11
Total:	3,277	$493,612,549.48	100.00%

Weighted Average: 6.506

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Not Applicable	764	$98,908,961.14	20.04%
3/1/2003	14	3,068,441.00	0.62
12/1/2004	6	995,955.99	0.20
1/1/2005	578	96,693,801.02	19.59
2/1/2005	1,829	281,881,477.25	57.11
3/1/2005	1	115,920.00	0.02
1/1/2006	17	2,864,191.18	0.58
2/1/2006	68	9,083,801.90	1.84
Total:	3,277	$493,612,549.48	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<=0	475	$71,268,253.01	14.44%
1 - 6	2	114,200.00	0.02
7-12	192	34,238,695.05	6.94
13-24	1,980	307,063,336.97	62.21
31 -36	628	80,928,064.45	16.40
Total:	3,277	$493,612,549.48	100.00%

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Fixed - 10 Year	5	$223,180.53	0.50%
Fixed - 15 Year	68	6,168,814.30	1.25
Fixed - 20 Year	28	3,496,948.51	0.71
Fixed - 25 Year	1	225,000.00	0.05
Fixed - 30 Year	662	88,795,017.80	17.99
1MO b	14	3,068,441.00	0.62
ARM228	2,414	379,687,154.26	76.92
ARM327	85	11,947,993.08	2.42
Total:	3,277	$493,612,549.48	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT GRADE

Grade	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
A-	613	$91,242,224.79	18.48%
A-MO	26	3,689,233.53	0.75
A+	1,834	288,925,645.31	58.53
A+MO	255	35,303,378.26	7.15
B	386	52,699,658.32	10.68
C	90	11,262,595.42	2.28
C-	29	3,989,706.06	0.81
C-HS	17	2,244,675.00	0.45
FICO	27	4,255,432.79	0.86
Total:	3,277	$493,612,549.48	100.00%

LIEN POSITION

Lien Position	Number Of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
1st Lien	3,277	$493,612,549.48	100.00%
Total:	3,277	$493,612,549.48	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC SERIES 2003-HE2 GROUP 2

PRINICIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
<= 25,000.00	56	$1,117,027.00	0.42%
25,000.01 - 50,000.00	192	7,591,888.00	2.86
50,000.01 - 75,000.00	242	15,025,231.00	5.66
75,000.01 - 100,000.00	165	14,356,034.00	5.41
100,000.01 - 125,000.00	90	10,050,300.00	3.79
125,000.01 - 150,000.00	79	10,869,746.00	4.09
150,000.01 - 175,000.00	58	9,499,397.00	3.58
175,000.01 - 200,000.00	50	9,370,600.00	3.53
200,000.01 -225,000.00	33	7,041,260.00	2.65
225,000.01 - 250,000.00	25	5,914,350.00	2.23
250,000.01 -275,000.00	24	6,281,500.00	2.37
275,000.01 -300,000.00	19	5,481,500.00	2.07
300,000.01 - 400,000.00	230	82,146,985.90	30.95
400,000.01 - 500,000.00	146	66,189,739.00	24.94
500,000.01 - 600,000.00	19	10,430,150.00	3.93
600,000.01 - 700,000.00	4	2,580,000.00	0.97
700,000.01 - 900,000.00	2	1,500,000.00	0.57
Total:	1,434	$265,445,707.90	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
25,000.00 <=	56	$1,116,842.90	0.42%
25,000.01 - 50,000.00	193	7,640,433.41	2.88
50,000.01 - 75,000.00	241	14,973,839.61	5.64
75,000.01 -100,000.00	165	14,354,573.58	5.41
100,000.01- 125,000.00	90	10,048,737.44	3.79
125,000.01 - 150,000.00	79	10,869,527.02	4.10
150,000.01 - 175,000.00	58	9,498,347.29	3.58
175,000.01 - 200,000.00	50	9,369,783.09	3.53
200,000.01 - 225,000.00	33	7,040,099.31	2.65
225,000.01 - 250,000.00	25	5,914,005.97	2.23
250,000.01 - 275,000.00	24	6,280,067.67	2.37
275,000.01 -300,000.00	19	5,481,004.00	2.07
300,000.01 - 400,000.00	230	82,140,061.22	30.95
400,000.01 - 500,000.00	146	66,182,854.69	24.94
500,000.01 - 600,000.00	19	10,428,724.82	3.93
600,000.01 - 700,000.00	4	2,580,000.00	0.97
700,000.01 - 900,000.00	2	1,500,000.00	0.57
Total:	1,434	$265,418,902.02	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 500	9	$1,037,808.36	0.39%
501 -525	212	30,683,278.66	11.56
526-550	210	31,908,501.17	12.02
551 -575	192	33,718,014.55	12.70
576-600	165	38,547,711.65	14.52
601 -625	193	33,361,395.78	12.57
626-650	184	36,113,673.39	13.61
651 -675	128	24,580,741.04	9.26
676-700	71	17,328,753.64	6.53
701 -725	32	9,166,170.35	3.45
726-750	21	5,104,800.89	1.92
751 -775	14	3,436,570.75	1.29
776-800	3	431,481.79	0.16
Total:	1,434	$265,418,902.02	100.00%
Weighted Average: 603

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 120	5	$231,872.46	0.09%
121 -180	110	8,130,952.27	3.06
181 -240	209	10,022,168.05	3.78
241 -300	28	8,304,908.36	3.13
301 -360	1,082	238,729,000.88	89.94
Total:	1,434	$265,418,902.02	100.00%
Weighted Average: 348

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 180	115	$8,362,824.73	3.15%
181 -348	237	18,327,076.41	6.90
349-360	1,082	238,729,000.88	89.94
Total:	1,434	$265,418,902.02	100.00%
Weighted Average: 348

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Single Family Residence	1,086	$194,702,222.36	73.36%
Condo	58	8,239,047.90	3.10
2-4 Family	86	23,286,025.10	8.77
PUD	33	5,971,039.35	2.25
Deminimus PUD	139	30,769,563.46	11.59
Manufactured Housing	32	2,451,003.85	0.92
Total:	1,434	$265,418,902.02	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Primary	1,352	$251,624,372.37	94.80%
Second Home	2	237,836.00	0.09
Investment	80	13,556,693.65	5.11
Total:	1,434	$265,418,902.02	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Purchase	264	$44,682,191.51	16.83%
Refinance - Rate Term	205	41,938,666.38	15.80
Refinance - Cashout	965	178,798,044.13	67.36
Total:	1,434	$265,418,902.02	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 50.000	220	$12,827,248.23	4.83%
50.001 -60.000	64	10,783,877.88	4.06
60.001 -70.000	161	31,932,872.67	12.03
70.001 -75.000	162	31,885,821.48	12.01
75.001 -80.000	412	70,395,824.54	26.52
80.001 -85.000	191	45,396,649.80	17.10
85.001 -90.000	171	48,503,311.97	18.27
90.001 -95.000	53	13,693,295.45	5.16
Total:	1,434	$265,418,902.02	100.00%

Weighted Average by Original Balance: 77.40

Weighted Average CLTV: 80.72

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
California	379	$111,758,121.58	42.11%
Texas	317	26,316,196.44	9.91
New York	59	16,253,523.60	6.12
Florida	103	13,825,443.22	5.21
Illinois	48	10,568,004.52	3.98
Massachusetts	40	9,948,248.52	3.75
New Jersey	33	9,137,481.86	3.44
Michigan	49	7,718,489.29	2.91
Colorado	40	7,388,689.27	2.78
Other	366	52,504,703.72	19.78
Total:	1,434	$265,418,902.02	100.00%
Number of States Represented: 47

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Full Doc -Asset and Income	967	$149,698,302.31	56.40%
Stated Documentation	380	94,126,995.10	35.46
Limited	87	21,593,604.61	8.14
Total:	1,434	$265,418,902.02	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 5.000	14	$6,009,550.00	2.26%
5.001 -5.500	4	1,773,999.00	0.67
5.501 -6.000	11	4,248,679.95	1.60
6.001 -6.500	85	25,337,602.51	9.55
6.501 -7.000	161	48,040,900.85	18.10
7.001 -7.500	216	55,969,218.65	21.09
7.501 -8.000	223	47,833,107.84	18.02
8.001 -8.500	159	27,478,035.26	10.35
8.501 -9.000	140	18,481,304.07	6.96
9.001 -9.500	111	11,133,383.35	4.19
9.501 - 10.000	79	7,130,995.45	2.69
10.001 - 10.500	34	2,969,776.13	1.12
10.501 -11.000	156	7,068,922.26	2.66
11.001 - 11.500	29	1,000,346.70	0.38
11.501 - 12.000	10	736,430.00	0.28
12.001 - 12.500	1	146,650.00	0.06
12.501 - 13.000	1	60,000.00	0.02
Total:	1,434	$265,418,902.02	100.00%

Weighted Average: 7.702

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Not Applicable	830	$96,253,518.90	36.26%
11.501 - 12.000	17	7,367,549.00	2.78
12.001 - 12.500	1	416,000.00	0.16
12.501 - 13.000	11	4,518,679.95	1.70
13.001 - 13.500	53	15,762,822.07	5.94
13.501 - 14.000	102	32,475,531.03	12.24
14.001 -14.500	127	38,953,791.21	14.68
14.501 - 15.000	130	35,170,761.43	13.25
15.001 -15.500	74	17,638,630.52	6.65
15.501 - 16.000	45	9,743,817.30	3.67
16.001 - 16.500	13	2,388,428.78	0.90
16.501 - 17.000	10	1,787,646.83	0.67
17.001 -17.500	8	1,440,350.00	0.54
17.501 - 18.000	6	704,375.00	0.27
18.001 -18.500	3	238,550.00	0.09
18.501 - 19.000	3	411,800.00	0.16
19.001 - 19.500	1	146,650.00	0.06
Total:	1,434	$265,418,902.02	100.00%

Weighted Average: 14.441

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Not Applicable	830	$96,253,518.90	36.26%
2.501 -3.000	1	427,500.00	0.16
3.001 -3.500	13	5,582,050.00	2.10
3.501 -4.000	3	1,357,999.00	0.51
4.001 -4.500	2	793,000.00	0.30
4.501 -5.000	3	1,103,000.00	0.42
5.001 -5.500	2	760,500.00	0.29
5.501 -6.000	12	3,134,676.00	1.18
6.001 -6.500	357	102,119,639.36	38.47
6.501 -7.000	129	33,173,542.35	12.50
7.001 -7.500	82	20,713,476.41	7.80
Total:	1,434	$265,418,902.02	100.00%

Weighted Average: 6.383

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Not Applicable	830	$96,253,518.90	36.26%
3/1/03	17	7,367,549.00	2.78
10/1/04	1	599,340.70	0.23
12/1/04	6	1,611,551.84	0.61
1/1/05	147	45,289,391.36	17.06
2/1/05	409	108, 686,213.35	40.95
1/1/06	5	1,442,636.87	0.54
2/1/06	19	4,168,700.00	1.57
Total:	1,434	$265,418,902.02	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
<= 0	537	$73,059,053.38	27.53%
1-6	90	25,782,522.63	9.71
7-12	487	114,781,079.72	43.25
31 -36	320	51,796,246.29	19.51
Total:	1,434	$265,418,902.02	100.00%

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
Fixed - 10 Year	5	$231,872.46	0.90%
Fixed - 15 Year	110	8,130,952.27	3.06
Fixed - 20 Year	209	10,022,168.05	3.78
Fixed - 25 Year	11	937,359.36	0.35
Fixed - 30 Year	495	76,931,166.76	28.98
1MO b	17	7,367,549.00	2.78
ARM228	563	156,186,497.25	58.85
ARM327	24	5,611,336.87	2.11
Total:	1,434	$265,418,902.02	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT GRADE

Grade	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
A-	267	$49,175,431.51	18.53%
A-MO	6	912,250.00	0.34
A+	803	157,746,467.33	59.43
A+MO	104	14,384,118.62	5.42
B	153	25,174,710.83	9.48
C	16	3,541,630.13	1.33
C-	8	1,473,496.83	0.56
C-HS	7	774,500.00	0.29
FICO	70	12,236,296.77	4.61
Total:	1,434	$265,418,902.02	100.00%

LIEN POSITION

Lien Position	Number Of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
1st Lien	1,252	$258,302,549.00	97.32%
2nd Lien	182	7,116,353.02	2.68
Total:	1,434	$265,418,902.02	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.